UNITED STATES SECURITIES AND EXCHAGE COMMISSION
 Washington, D.C.  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):
 November 1, 2005

TELULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-23212	36-3885440

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

647 N. Lakeview Parkway, Vernon Hills, Illinois  60061
(Address of principal executive offices)

Registrant’s telephone number, including area code:
 (847) 247-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFO 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

On  November 1, 2005, the Company issued 2,983 shares of the Company’s common stock at $3.25 per share to the law firm of Much Shelist Freed Denenberg Ament & Rubenstein, P.C. in consideration for legal services provided to the Company.  The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not for resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELULAR CORPORATION

Dated: November 2, 2005	By:	/s/ Jeffrey Hermann

Jeffrey Herrmann
Executive Vice President and Chief Financial Officer